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                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549

                                -----------

                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                             December 14, 2001
              ------------------------------------------------
              Date of Report (Date of earliest event reported)


                                   INFERTEK, INC.
             (formerly Smartsources.com, a Washington corporation,
                Smartsources.com, Inc., a Colorado corporation,
                     Innovest Capital Sources Corporation,
          Telco Communications, Inc. and Cody Capital Corporation)
          --------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


   WASHINGTON                    000-18232                    98-0352034
------------------             -------------             -------------------
(State or Other                 (Commission                 (IRS Employer
 Jurisdiction of                File Number)             Identification No.)
 Incorporation)



                        2030 MARINE DRIVE, SUITE 100
             NORTH VANCOUVER, BRITISH COLUMBIA V7P 1V7, CANADA
        -----------------------------------------------------------
        (Address of Principal Executive Offices, Including Zip Code)



                               (604) 986-0889
                      -------------------------------
                      (Registrant's telephone number,
                            including area code)

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ITEM 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On December 14, 2001 Moss Adams LLP ("Moss Adams") notified the registrant that Moss Adams resigned as the registrant's independent accountants, effective immediately, and on December 19, 2001 Weinberg & Company, P.A. ("Weinberg") was engaged as the independent accountants. The decision to change accountants was approved by the board of directors.

     The reports of Moss Adams with respect to the registrant for fiscal years ended September 30, 1999 and 2000 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or application of accounting principles.

     During fiscal years ended September 30, 1999 and 2000 and the subsequent interim period preceding the resignation of Moss Adams, there were no disagreements between the registrant and Moss Adams on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moss Adams, would have caused Moss Adams to make reference to the subject matter of the disagreements in its report on the financial statements for such years.

     The financial statements of the registrant for the fiscal years ended September 30, 1999 and 2000 contained no adverse opinions or disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principles.

     The registrant has provided Moss Adams with a copy of this Form 8-K and has requested that Moss Adams furnish to the registrant a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements presented above. A copy of Moss Adams' response letter, dated December 20, 2001, is filed as Exhibit 16.1 to this Form 8-K.

     As of December 19, 2001, the registrant engaged Weinberg & Company, P.A. as its new independent accountants. During the two most recent fiscal years and through December 19, 2001, the registrant has not consulted with Weinberg & Company, P.A. regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's consolidated financial statements, and no written report or oral advice was provided to the registrant by concluding there was an important factor to be considered by the registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS.

     The exhibits filed as a part of this report are listed on the Index to Exhibits on page 3 of this report, which Index is incorporated in this Item 7 by reference.



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                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: December 20, 2001            INFERTEK, INC.



                                   By: /s/ Aurora Davidson
                                       ------------------------------------
                                        Aurora Davidson
                                        Chief Financial Officer



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                             INDEX TO EXHIBITS

The following exhibits to this report are filed herewith:

16.1 Letter from Moss Adams LLP to the Securities and Exchange Commission dated December 20, 2001